Securities and Exchange Commission (SEC) Update Passphrase Confirmation, Forms
3,
Form 4 and Form 5 and Application for EDGAR Access (Form ID) Confirmation of Authority to
Sign
With respect to any closed end investment company or business development company for which
Barings, LLC or any of its subsidiaries, now or hereafter serves as investment adviser, and for which the undersigned is deemed to be an Insider under Section 16(a) of the Securities
  Exchange Act of
1934, the undersigned, hereby appoints and designates Bridget Orlando, Jessica Restivo, Latavea
Cross, Melissa Cliver, Melissa LaGrant, and Christopher DeFrancis each as a true and lawful
attorney-in-fact with full power to:
(1)	Prepare, and execute in the undersigned's name and on the undersigned's behalf, the Form ID
application, Update Passphrase Confirmation, or any other documents necessary or appropriate
to obtain EDGAR access codes enabling the undersigned to make electronic filings with the SEC
of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC.

(2)	Sign on the undersigned behalf and file with the Securities and Exchange
Commission and New
York Stock Exchange, any applicable Form 3 - Initial Statement of Beneficial Ownership of
Securities, Form 4 - Statement of Changes in Beneficial Ownership or Form 5 - Annual
Statement of Beneficial Ownership of Securities with respect to shares purchased or sold by the
undersigned or any other change of beneficial ownership required to be reported by the undersigned.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file the Form ID Application, Update Passphrase Confirmation, Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in any securities issued by a closed end investment company or business development company for which Barings LLC or subsidiary serves as investment adviser, unless revoked by the undersigned in writing and delivered to the attorneys-in-fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be an employee of Barings LLC, this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the part of the undersigned.

Signature:

Name: 		GREGORY MacCORDY
Title: 	CHIEF COMPLIANCE OFFICER,
BARINGS GLOBAL SHORT DURATION
HIGH YIELD FUND
Date: 		__________________________, 2023